Exhibit 99.1

Radian Provides Update on Capital Position and New Business Volume

Expects to maintain Radian Guaranty’s risk-to-capital ratio below 25:1 at year end

Exceeds new business goal by writing $6.5 billion in fourth quarter of 2011

Announces date to release fourth quarter and full-year 2011 results of Thursday, February 23

PHILADELPHIA--(BUSINESS WIRE)--January 13, 2012--Radian Group Inc. today provided an update on the capital position and new business volume for Radian Guaranty Inc., its primary mortgage insurance (MI) subsidiary:

  As of December 31, 2011, the company expects to maintain a risk-to-capital ratio for Radian Guaranty below 25:1, with approximately $500 million of holding company liquidity remaining.
  In the fourth quarter of 2011, Radian Guaranty led the mortgage insurance industry in new business volume by writing $6.5 billion of new insurance written.

“Our top priority at Radian is to write as much new, high-quality mortgage insurance business as possible,” stated Radian’s Chief Executive Officer S.A. Ibrahim. “We grew new business significantly in the fourth quarter, and earned the number one market share position.”

Ibrahim added, “We continue to focus significant effort on strengthening our statutory capital position while conserving our holding company resources.”

As previously disclosed, in order to maximize the company’s financial flexibility, Radian has requested waivers or similar relief from the 16 states that impose a risk-based capital requirement. Of these 16 states, New York does not possess the regulatory authority to grant waivers and Kansas has declined to grant waivers to mortgage insurers, including Radian Guaranty, at this time. Of the remaining 14 states, Radian has received waivers or similar relief from Arizona, Illinois, Kentucky and Wisconsin, and has applications pending in the 10 remaining states. Radian has also applied to Fannie Mae and Freddie Mac for approval of a separate mortgage insurance subsidiary, Radian Mortgage Assurance Inc., as an eligible mortgage insurer, in order to write business in those states where a waiver or other relief is not available or approved.

Announcement of Fourth Quarter and Full-year 2011 Results

The company will provide details on a series of capital management initiatives that strengthen Radian Guaranty’s risk-to-capital position and report its year-end financial results on Thursday, February 23, 2012. Radian will webcast the conference call being held at 10:00 a.m. Eastern time to discuss the company’s results, which will be announced prior to the market open on the same day.

The conference call will be broadcast live over the Internet at http://www.radian.biz/page?name=Webcasts or at www.radian.biz. The call may also be accessed by dialing (800) 230-1059 inside the U.S., or (612) 234-9959 for international callers, using passcode 232387 or by referencing Radian.

A replay of the webcast will be available on the Radian website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two and a half hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: (800) 475-6701 inside the U.S., or (320) 365-3844 for international callers, passcode 232387.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which is expected to be referred to during the conference call, will be available on Radian's website under Investors >Quarterly Results, or by clicking on http://www.radian.biz/page?name=QuarterlyResults.

About Radian

Radian Group Inc. (NYSE: RDN), headquartered in Philadelphia, provides private mortgage insurance and related risk mitigation products and services to mortgage lenders nationwide through its principal operating subsidiary, Radian Guaranty Inc. These services help promote and preserve homeownership opportunities for homebuyers, while protecting lenders from default-related losses on residential first mortgages and facilitating the sale of low-downpayment mortgages in the secondary market. Additional information may be found at www.radian.biz.

Forward-looking Statements

All statements in this press release that address events, developments or results that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the United States (“U.S.”) Private Securities Litigation Reform Act of 1995. In most cases, forward-looking statements may be identified by words such as “anticipate,” “may,” “will,” “could,” “should,” “would,” “expect,” “intend,” “plan,” “goal,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” or the negative or other variations on these words and other similar expressions. These statements, which may include, without limitation, projections regarding our future performance and financial condition, are made on the basis of management’s current views and assumptions with respect to future events. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following:

  changes in general economic and political conditions, including high unemployment and continued weakness in the U.S. housing and mortgage credit markets, the U.S. economy reentering a recessionary period, a lack of meaningful liquidity in the capital markets or in the credit markets, changes or volatility in interest rates or consumer confidence, and changes in credit spreads, each of which may be accelerated or intensified by, among other things, further actual or threatened downgrades of U.S. credit ratings;
  our ability to successfully execute upon our capital plan, including our capital management initiatives, for our mortgage insurance business (which depends, in part, on the performance of our financial guaranty portfolio), and if necessary, to obtain additional capital to support our mortgage insurance business and the long-term liquidity needs of our holding company;
  our ability to maintain an adequate risk-to-capital position and surplus requirements in our mortgage insurance business in light of ongoing losses in this business and potential further deterioration in our financial guaranty portfolio, which, in the absence of new capital, could depend on our ability to execute strategies for which regulatory and other approvals or waivers are required and may not be obtained;
  the application of existing federal or state consumer, lending, insurance, tax, securities and other applicable laws and regulations, or changes in these laws and regulations or the way they are applied or interpreted, including, without limitation, legislative and regulatory changes limiting or restricting our use of (or increasing requirements for) additional capital and the products we may offer and requirements, restrictions or limitations resulting from audits or examinations conducted by state and federal regulators; and
  the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or premium deficiencies for our mortgage insurance business, or to estimate accurately the fair value amounts of derivative instruments in determining gains and losses on these contracts.

For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Risk Factors detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2010 and in Item 1A of Part II of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, and subsequent reports and registration statements filed from time to time with the Securities and Exchange Commission.

CONTACT:
Radian Group Inc.
Emily Riley, 215-231-1035
emily.riley@radian.biz